As filed with the Securities and Exchange Commission on May 25, 1999

                    Securities Act Registration No. 333-76737


            SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                        Pre-Effective Amendment No. 2


                        Post-Effective Amendment No. ___

                               GREAT PLAINS FUNDS
              (Exact Name of Registration as Specified in Charter)

            5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (412) 288-1900

                                   Copies to:

              James Stuart III                 Cameron S. Avery, Esquire
              Vice President                      Bell, Boyd & Lloyd
             Great Plains Funds           70 West Madison Street, Suite 3300
              610 NBC Center                    Chicago, Illinois 60602
              1248 "O" Street
           Lincoln, Nebraska 68508

        Gail Cagney, Esquire Federated Investors Tower 1001 Liberty Avenue
                      Pittsburgh, Pennsylvania 15222-3779

                    (Name and Address of Agents for Service)

                           With an additional copy to:

                                 Donald F. Burt
                  Cline, Williams, Wright, Johnson & Oldfather
                             1900 U.S. Bank Building
                              233 South 13th Street
                             Lincoln, Nebraska 68508

May ___, 1999


Dear Shareholder:



The Directors of your Lancaster Fund endorse a proposal for the reorganization of your Lancaster Fund into a portfolio of Great Plains Funds. If the proposal passes, you will become a shareholder of Great Plains. Great Plains will issue shares equal in value to the Lancaster Fund shares you own. You will not pay a sales charge. You should not have adverse federal income tax consequences.


I ask you to vote in favor of this important proposal affecting your investment in one or more of the Lancaster Funds. You are welcome to join us at the Lancaster Fund Special Shareholder Meeting, but most shareholders vote by filling out and returning the enclosed proxy card.

The Directors of your Lancaster Fund ask you to approve the reorganization. They believe the reorganization will benefit you by making it easier for the combined funds to attract and retain investors. The Directors reviewed several factors, including the investment objectives, strategies and past performance of the Great Plains Funds and the capabilities of Great Plains' adviser, administrator and distributor. If the Great Plains distributor successfully markets Great Plains Funds' shares, Great Plains Funds' assets should increase and Great Plains Funds' per share expenses could decrease. We cannot guarantee these results, of course.


The enclosed combined Proxy Statement/Prospectus contains detailed information about the proposed reorganization and the reasons for it. You can vote your shares using the enclosed proxy card. It tells us how to vote on your behalf. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy card, we'll vote it according to the Directors' recommendation. Please carefully review the Proxy Statement/Prospectus, fill out your proxy card, and return it to us. A self-addressed, postage-paid envelope is enclosed for your convenience. It is important that you vote and that we receive your proxy no later than June 17, 1999.


NOTE: If you hold shares in more than one Lancaster Fund or in more than one account we may send you multiple proxy packages. You must return ALL proxy cards you receive in order to vote all of your shares. We have provided postage-paid return envelopes for each. If you have any questions, please call SMITH HAYES Financial Services Corporation at (402) 476-3000 or 1-800-279-7437.

Sincerely,



Thomas C. Smith, President
Lancaster Funds,
    portfolios of SMITH HAYES Trust, Inc.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 18, 1999


TO OUR SHAREHOLDERS:


You are cordially invited to attend the Special Meeting of Shareholders of Lancaster Capital Builder Fund, Lancaster Convertible Fund, Lancaster Crestone Small Cap Fund and Lancaster Government Quality Bond Fund (each a "Lancaster Fund" and, collectively, the "Lancaster Funds"). The Meeting will be held at 200 Centre Terrace, 1225 "L" Street, Lincoln, Nebraska 68508, on June 18, 1999, at 9:00 a.m. The purposes of the Meeting are:


1. To consider and vote on an Agreement and Plan of Reorganization providing for

     o the transfer of all the assets of each Lancaster Fund in exchange for shares of equal value of a corresponding series of Great Plains Funds
     o the assumption by the corresponding series of Great Plains Funds of the stated liabilities of each corresponding Lancaster Fund
     o the distribution of shares of the corresponding Great Plains Fund to the shareholders of each Lancaster Fund in complete liquidation of that Lancaster Fund

2. To act upon any other matters that may properly come before the Meeting or any adjournment thereof.


The Board of Directors has fixed the close of business on May 17, 1999, as the record date for determination of shareholders entitled to notice of, and to vote at, the Special Shareholders Meeting. A list of shareholders will be maintained at the offices of SMITH HAYES Financial Services Corporation, 1225 "L" Street, Lincoln, Nebraska 68508, during the ten day period preceding the Special Shareholders Meeting. Please read the Proxy Statement/Prospectus carefully before telling us, through your proxy card, how you wish your shares to be voted. The Board of Directors of Lancaster Funds unanimously recommends a vote in favor of the proposal.


WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. No postage is required. Prompt return of your proxy card will be appreciated. Your vote is important no matter how many shares you own.

Lincoln, Nebraska            BY ORDER OF THE BOARD OF DIRECTORS
May ___, 1999

                                    Colleen Avery, Secretary

                           PROXY STATEMENT/PROSPECTUS

                         RELATING TO THE ACQUISITION OF
                              CERTAIN PORTFOLIOS OF

                                 LANCASTER FUNDS
                       200 CENTRE TERRACE, 1225 "L" STREET
                             LINCOLN, NEBRASKA 68508
                            TELEPHONE 1-800-279-7437

                        BY AND IN EXCHANGE FOR SHARES OF
                              CERTAIN PORTFOLIOS OF

                               GREAT PLAINS FUNDS
                            FEDERATED INVESTORS TOWER
                       PITTSBURGH, PENNSYLVANIA 15222-3779
                            TELEPHONE 1-800-568-8257


The Board of Directors of Lancaster Funds ("Lancaster") approved a plan to reorganize four Lancaster portfolios (each a "Lancaster Fund" and, collectively, the "Lancaster Funds"). Each Lancaster Fund will be combined with one of three portfolios of Great Plains Funds ("Great Plains") if the plan is completed. Lancaster Fund shareholder approval is needed to proceed with that transaction (called the "Reorganization"). A shareholder meeting (the "Special Meeting") will be held on June 18, 1999. If you owned shares of a Lancaster Fund on May 17, 1999, you are entitled to vote at the Special Meeting. We are sending you this Proxy Statement/Prospectus, Notice of Special Meeting and form of Proxy on or about May ___, 1999. You should use them in deciding whether to approve the Reorganization at the Special Meeting.


This document describes the proposed Reorganization in which:


     o A portfolio of Great Plains (each a "GP Fund" and, collectively, the "GP Funds") will acquire the assets and stated liabilities of one or more Lancaseter Funds in exchange for shares of equal value of that GP Fund
     o Those GP Fund shares will be distributed to shareholders of the corresponding Lancaster Fund
     o All classes of shares of each Lancaster Fund will be redeemed and each Lancaster Fund will be liquidated and terminated


As a result, you will hold shares of a GP Fund equal in value to the Lancaster Fund shares you held just before completion of the Reorganization. Lawyers for the Lancaster Funds have issued a tax opinion stating that the Reorganization will not cause you to recognize a gain or loss for federal income tax purposes.

Each GP Fund's investment objectives, policies and restrictions are somewhat similar to those of the corresponding Lancaster Fund. The risks of investing are similar. We have compared the investment objectives and policies of each Lancaster Fund and each corresponding GP Fund below under "Proposal: Agreement and Plan of Reorganization--Investment Objectives, Policies and Restrictions."


Each Lancaster Fund is a portfolio of SMITH HAYES Trust, Inc., a Minnesota corporation which does business under the name Lancaster Funds. Each GP Fund is a portfolio of Great Plains, a Massachusetts business trust. Lancaster and Great Plains each is a registered open-end management investment company. First Commerce Investors, Inc. is the investment adviser for Great Plains. CONLEY SMITH Investment Advisers, Inc. is the investment adviser for Lancaster.

This Proxy Statement/Prospectus gives you the basic information you need to vote on the proposed Reorganization. You should read it and keep it for future reference. Much of the information is required under rules of the Securities and Exchange Commission ("SEC") and some of it is technical in nature. If there is anything you do not understand, or if you have other questions, please contact Lancaster at our toll-free number, 1-800-279-7437. You should return your proxy and any correspondence to Lancaster Funds, 200 Centre Terrace, 1225 "L" Street, Lincoln, Nebraska 68508. The following documents are on file with the SEC and are deemed to be legally part of this document:

     o a Statement of Additional Information also dated ____________, 1999 and relating to this Proxy Statement/Prospectus
     o the Prospectus and Statement of Additional Information of Great Plains dated October 31, 1998
     o    the Annual Report of Great Plains dated August 31, 1998
     o    the Semi-Annual Report of Great Plains dated February 28, 1999
     o the Prospectus and Statement of Additional Information of Lancaster, dated September 29, 1998
     o    the Annual Financial Statement of Lancaster dated June 30, 1998
     o the Semi-Annual Financial Statement of Lancaster Fund dated December 31, 1998

Copies of these documents are available upon request and without charge by calling 1-800-279-7437. The Great Plains Prospectus, Annual Report and Semi-Annual Report, as well as the Lancaster Prospectus, Annual Financial Statement and Semi-Annual Financial Statement, are included in your package.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined if this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Proxy Statement/Prospectus is dated May ___, 1999.

                                    SYNOPSIS

Who Is Asking For My Vote?


The Board of Directors of Lancaster is soliciting your proxy for use at the Special Meeting of Shareholders of Lancaster to be held on June 18, 1999. The purpose of the Special Meeting is to vote on the proposed Reorganization.


How Do Your Directors Recommend That You Vote On The Proposal?


The Directors recommend that you vote FOR the proposed Reorganization, in which the assets and stated liabilities of each of the four Lancaster Funds will be transferred to one of three GP Funds in exchange for shares of equal value of that GP Fund.


Who Is Eligible To Vote?


If you owned shares of a Lancaster Fund of record at the close of business on May 17, 1999, you are entitled to vote at the Special Meeting. On May 17, 1999, the following shares of the Lancaster Funds were outstanding:


                                                         Shares Outstanding
                       Lancaster Fund                      on Record Date

Capital Builder Fund ("Capital Builder")                    596,380
Convertible Fund ("Convertible")                            255,554
Crestone Small Cap Fund ("Small Cap")                       147,101
Government Quality Bond Fund ("Government")                  59,121


        You have one vote for each share you own. Fractional shares are voted proportionately. Each Lancaster Fund votes separately on the Reorganization and each Lancaster Fund must approve it before it is implemented. If you vote, sign and return a proxy, we'll vote your shares exactly as you instruct us. If you've sent us a proxy, you can revoke it:

     o by mail (addressed to Lancaster's Secretary at 200 Centre Terrace, 1225 "L" Street, Lincoln, Nebraska 68508)
     o in person at the meeting, by executing a subsequent proxy, or by submitting a notice of revocation to Lancaster

If you sign your proxy, but don't fill in a vote, your shares will be voted in accordance with the Directors' recommendations. If any other business is brought before the meeting, your shares will be voted at the Directors' discretion

What Is Being Proposed?

        The Directors of your Lancaster Fund are recommending that you approve the Reorganization. An Agreement and Plan of Reorganization provides for the transfer of all of the assets and stated liabilities of:


     o Capital Builder and Convertible to Great Plains Equity Fund ("GP Equity") in exchange for shares of GP Equity;
     o Small Cap to Great Plains Premier Fund ("GP Premier") in exchange for shares of GP Premier; and
     o Government to Great Plains Intermediate Bond Fund ("GP Bond") in exchange for shares of GP Bond.


        Upon completion of the Reorganization:


     o You will be a shareholder of a GP Fund, which has fees and purchase and redemption procedures similar to your Lancaster Fund

     o    Shareholders of:                    o    Will own shares of:

     o    Capital Builder,  which seeks
          long-term capital appreciation
          (current income is secondary)
          primarily through common stocks
                                              o    GP Equity, which seeks total
          and                                      return primarily through
                                                   common and preferred stocks
     o    Convertible, which seeks total
          return through  convertible
          bonds and preferred stocks

     o    Small Cap, which seeks long-        o    GP Premier, which seeks total
          term capital  appreciation               return  primarily  through
          primarily  through  small                small capitalization stocks
          capitalization  stocks

     o    Government, which seeks income      o    GP Bond, which seeks total
          and capital appreciation primarily       return primarily through
          through U.S. Government securities       investment grade bonds

     o You will own the same dollar value of GP Fund shares as you previously owned in a Lancaster Fund
     o    You should not experience  federal income tax consequences
     o All classes of shares of each Lancaster Fund will be redeemed and each Lancaster Fund will be liquidated and terminated


All of Lancaster's expenses related to this Proxy Statement/Prospectus and the Reorganization will be paid by SMITH HAYES Financial Services Corporation ("SMITH HAYES"), the Distributor of Lancaster. Great Plains' expenses will be paid by its investment adviser.

                                  RISK FACTORS

        We believe that owning shares of a GP Fund will not involve any unique or special risks compared to owning shares of a Lancaster Fund. However, we can't guarantee that each GP Fund will achieve its investment objective.

     GP Equity invests mainly in domestic and foreign stocks. The U.S. stock market is often volatile and unpredictable over short periods. Foreign equity securities often are more volatile than U.S. securities. They may face a variety of other risks. Some of these are:

        o      greater political, economic and legal instability
        o      currency exchange fluctuations
        o      different government regulatory schemes
        o      less publicly available information
        o      different accounting standards

Capital Builder and Convertible do not invest in foreign securities. Capital Builder and Convertible are "diversified" portfolios and GP Equity is "non-diversified." This means GP Equity may concentrate its investments (by company or industry) more than Capital Builder and Convertible.


        GP Premier also invests in domestic and foreign equity securities. It is subject to all the risk factors discussed in the preceding paragraph. GP Premier emphasizes investment in medium-to-smaller-capitalized companies. The stocks of these companies often fluctuate more than stocks of larger companies. Small Cap also invests in smaller companies. Small Cap has not invested in foreign securities. Small Cap is a "diversified" portfolio and GP Premier is
"non-diversified." This means GP Premier may concentrate its investments (by company or industry) more than Small Cap.

        GP Bond invests primarily in fixed income securities. So does Government. Fixed income securities may decrease in value when interest rates rise, or increase in value when interest rates decline. High yield securities typically fluctuate in value more than investment grade securities. GP Bond and Government both are "diversified" portfolios. The dollar-weighted average portfolio maturity for both GP Bond and Government may not exceed ten years.


        As with any mutual fund investment, there is a risk of losing the money you have invested. For more detailed information, see "Introduction--Certain Risk Factors to Consider" and "Investment Objectives and Policies" in the Lancaster September 29, 1998 Prospectus and "Synopsis--Risk Factors" in the Great Plains October 31, 1998 Prospectus.

PROPOSAL: AGREEMENT AND PLAN OF REORGANIZATION

General Information


     The Board of Directors of Lancaster has unanimously approved the Agreement and Plan of Reorganization (the "Plan"). Lancaster Fund shareholders now must vote on whether to proceed with the Plan. If the Plan is approved, each GP Fund will purchase all of the assets and stated liabilities of one or more Lancaster Fund in exchange for shares of that GP Fund (the "Reorganization"). The proposed transaction will take place about June 21, 1999 (the "Exchange Date"). Each Lancaster Fund will value its assets as of the close of regular session trading on the New York Stock Exchange on the business day before the Exchange Date. Each GP Fund will issue shares equal in value to the corresponding Lancaster Fund shares then outstanding. The shares of each GP Fund will be distributed pro rata to shareholders of the corresponding Lancaster Fund, each class of shares of each Lancaster Fund will be redeemed and each Lancaster Fund will be liquidated and terminated. Because this is a summary, it does not contain all the information that may be important to you. You should read this entire document and its exhibits, before you decide how to vote. A copy of the Plan is attached as Exhibit A.


        All shares of each Lancaster Fund and each GP Fund are in uncertificated book-entry form. The exchange of shares will take place automatically on the Exchange Date. You will not need to submit transmittal forms or other documents.

Shareholder Services and Privileges

       You will enjoy all the same services and privileges as other shareholders of Great Plains. You will also have the opportunity to exchange into portfolios with a variety of investment objectives and policies, which Lancaster presently does not offer. Purchase and redemption procedures for Great Plains are similar to those of Lancaster.

Investment Objectives, Policies and Restrictions

        The following table summarizes the investment objective, policies, strategies and techniques of each GP Fund and compares them to the Lancaster Fund in which you hold shares:

                                        GP Equity                      Capital Builder

o  Investment   Objective  o  Achieve   total  return        o  Long-term  capital
                              (current income and capital       appreciation with secondary
                              appreciation) over the            objective of current income
                              long term

o   Strategies,            o  Invests   in   non-diversified o  Invests   in   a   diversified
    Techniques, Policies      portfolio    of   common   and    portfolio    of   common   and
                              preferred  stocks,  which will    preferred      stocks      and
                              normally  be at  least  65% of    convertible  securities  which
                              the portfolio                     will  normally be at least 65%
                                                                of the portfolio

                           o  Invests  primarily  in  medium o  Invests  in  companies  of all
                              to large companies                sizes

                           o  May   invest   up  to  35%  in o  Does  not  invest  in  foreign
                              foreign investments               securities

                           o  Investments  selected on a     o  Investments  selected on basis
                              "value"  basis,  that is, when    of either "value" or  "growth",
                              Adviser believes the security     emphasizing  price  in
                              is undervalued in the market      relation to earnings, cash
                                                                flow and book value

                           o  May  invest  up to 100% of its o  May  invest up to 100% of its
                              assets in investment  grade       assets in  investment  grade
                              money market  instruments         money  market  instruments
                              for temporary  defensive          for temporary  defensive
                              purposes                          purposes


                                       7


                                        GP Equity                        Convertible

o   Investment Objective   o  Achieve total return  (current o  Preservation  of capital while
                              income       and       capital    maximizing     total    return
                              appreciation)  over  the  long    (capital  gains,  interest and
                              term                              dividends)

o   Strategies,            o  Invests   in   non-diversified o  Invests   at   least   65%  of
    Techniques, Policies      portfolio    of   common   and    assets   in   a    diversified
                              preferred  stocks,  which will    portfolio    of   bonds    and
                              normally  be at  least  65% of    preferred  stock   convertible
                              the portfolio                     into common stock

                           o  Invests  primarily  in  medium o  May  invest  in  companies  of
                              to large companies                any size

                           o  May   invest   up  to  35% in  o  Does  not  invest  in  foreign
                              foreign investments               securities

                           o  Investments  selected on a     o Investments  selected on basis
                              "value"  basis,  that is, when   of credit analysis of issuers
                              Adviser  believes the security   emphasizing  fundamental
                              is  undervalued  in  the         factors, e.g., cash flow,
                              market                           asset  or  dividend  coverage,
                                                               liquidation value

                           o  May  invest  up to 100% of its o May  invest up to 100% of its
                              assets in  investment  grade     assets in investment  grade
                              money  market  instruments       for  money market  instruments
                              for temporary  defensive         temporary defensive purposes
                              purposes


                                       8

                                       GP Premier                        Small Cap

o  Investment   Objective  o  Total  return  (current        o Long-term   capital
                              income   and capital             appreciation
                              appreciation) over the
                              long term

o   Strategies,            o  Invests  primarily   in        o  Normally  invests at least 90%
    Techniques, Policies      non-diversified portfolio of      of   assets   in   diversified
                              common and preferred stocks       portfolio of companies having
                              of issuers  having  market        average  market  capitalization
                              capitalization  under  $1         between $350 million and $600
                              billion                           million

                           o  May   invest   up  to  35% in  o  Does  not  invest  in  foreign
                              foreign securities                securities

                           o  Investments  selected on a     o Investments  selected on
                              "value"  basis,  that is,        "growth  at a discount" strategy,
                              When Adviser  believes the       that is,  companies  which have
                              security is  undervalued  in     above-average  potential for stock  price
                              the market                       growth, trade at a  discount   to
                                                               S&P 500   price-earnings  ratio
                                                               and  have consistent  historical earnings

                           o  May  invest  up to 100% of its o May  invest up to 100% of its
                              assets in  investment  grade     assets in  investment  grade
                              money  market  instruments       money market  instruments for
                              for temporary  defensive         temporary defensive purposes
                              purposes

                                       9

                                         GP Bond                          Government

o   Investment Objective   o  Total return  (current  income o  Income      with       capital
                              and capital appreciation)         appreciation  consistent  with
                                                                preservation of capital

o   Strategies,            o  Normally    invests   65%   of o  Invests    solely    in   U.S.
    Techniques, Policies      assets     in      diversified    Government     securities,
                              portfolio of investment  grade    repurchase     agreements
                              bonds                             collateralized   by     U.S.
                                                                Government    securities   and
                                                                corporate  bonds  rated  A  or
                                                                better by Moody's or  Standard
                                                                & Poors

                           o  May invest up to 35% in below  o  Normally  invests at least 65%
                              investment grade securities,      in U.S. Government  securities
                              but usually will not so           and   no more than 10% in
                              invest more than 15%              corporate bonds

                           o  Average dollar-weighted        o  Average        dollar-weighted
                              maturity   will   normally  be    maturity  will not  exceed ten
                              three to ten years                years

                           o  May  invest  up to 100% of its o May  invest up to 100% of its
                              assets in  investment  grade     assets in investment  grade
                              money  market  instruments for   money market  instruments for
                              temporary  defensive purposes    temporary defensive purposes

        This is only a summary. The Great Plains Prospectus dated October 31, 1998, and the Lancaster Fund Prospectus dated September 29, 1998, both included in your package, contain a detailed description of the investment objectives, policies and restrictions of each GP Fund and each Lancaster Fund.

Background and Reasons for the Proposed Reorganization


        The Board of Directors of Lancaster, including all of the Directors who are not "interested persons" as defined by the Investment Company Act of 1940 (the "Disinterested Directors"), unanimously concluded that the Reorganization will be in your best interests, and that your interest in a Lancaster Fund will not be diluted as a result of the Reorganization. The Lancaster Directors have submitted the Reorganization for approval by the Lancaster Fund shareholders at the Special Meeting on June 18, 1999. The Reorganization will be implemented if a majority of the outstanding shares of each Lancaster Fund vote in favor of it.


        The Directors of Lancaster approved the Reorganization because they believe it will benefit shareholders of the Lancaster Funds. The Directors considered a number of factors in reaching their decision. Some of these factors are:


        o the investment objectives, policies and strategies of the GP Funds, which are similar to, or not inconsistent with, those of the corresponding Lancaster Funds
        o the capabilities and resources of the service providers of Great Plains in the areas of marketing, investment and shareholder services, which are equal to or greater than those of the Lancaster Funds
        o the expenses and advisory fees applicable to the Lancaster Funds before the Reorganization and the estimated expense ratios of the GP Funds after the Reorganization, most of which are lower
        o the terms and conditions of the Plan, which will not dilute the Lancaster Fund shareholder interests
        o economies of scale which may be realized in the future (although not presently determined) through the Reorganization
        o the assumption by SMITH HAYES of the Lancaster Funds' costs estimated to be incurred to complete the Reorganization
        o       the future growth prospects of the GP Funds


        The Directors of Lancaster reviewed information provided by the GP Adviser concerning the impact of the Reorganization. The Directors also conferred with representatives of Great Plains, SMITH HAYES, and CSI, and held discussions with counsel. The Directors determined that the following results are likely, though not guaranteed:

          o Great Plains will have a greater ability to attract and retain investors than would Lancaster alone
          o combining the net assets of each Lancaster Fund with the assets of a corresponding GP Fund should reduce total operating expenses, on a per share basis, by allowing some costs, such as accounting, legal and printing expenses, to be spread over a larger asset base
          o consolidating the Lancaster Funds and the GP Funds should eliminate duplication of services and expenses and promote more efficient and cost-effective operations in the future

        Prior to approving the Plan, the Directors of Lancaster were advised by SMITH HAYES that it will receive a fee from the parent of the GP Adviser. In return, SMITH HAYES will assist in completing the Reorganization by:

        o      transferring assets and shareholder records
        o      filing final tax returns
        o preparing the other documents related to the dissolution of the Lancaster Funds

The fee is equal to approximately .026% of the net assets of the Lancaster Funds transferred to Great Plains in the Reorganization, subject to reduction to reflect share redemptions by former Lancaster Fund shareholders within three years. The fee will be paid in stock of the GP Adviser's parent valued at its approximate fair market value on the Exchange Date. SMITH HAYES and the GP Adviser have advised the Directors they believe payment of such a fee is a common practice and that the amount of the fee is reasonable under the circumstances.

     The Trustees of Great Plains, none of whom is an "interested person," unanimously concluded the Reorganization will be in the best interests of Great Plains shareholders and that the interests of Great Plains will not be diluted as a result of the Reorganization.

                                 Expense Summary

        The purpose of the following tables is to inform you of the various costs and expenses you will bear, directly or indirectly, as a shareholder of a GP Fund, and to compare those costs and expenses with the costs and expenses you bore as a shareholder of a corresponding Lancaster Fund during the past fiscal year.

                        Shareholder Transaction Expenses



                                                                 Lancaster               Lancaster
                                             Great Plains      Funds Capital           Funds Capital
                                             Equity Fund       Builder Investor        Builder Select
Maximum Sales Load Imposed on Purchases           3.00%              0.00%                 3.90%
        (as a % of offering price)

                                                               Lancaster Funds       Lancaster Funds
                                             Great Plains        Convertible            Convertible
                                             Equity Fund          Investor                Select

Maximum Sales Load Imposed on Purchases           3.00%              0.00%                 3.90%
        (as a % of offering price)

                                                               Lancaster Funds        Lancaster Funds
                                             Great Plains      Crestone Small         Crestone Small
                                             Premier Fund        Cap Investor           Cap Select

Maximum Sales Load Imposed on Purchases           3.00%              0.00%                 3.90%
        (as a % of offering price)

                                                               Lancaster Funds       Lancaster Funds
                                             Great Plains       Gov't/Quality         Gov't/Quality
                                             Int. Bond Fund        Investor               Select

Maximum Sales Load Imposed on Purchases           3.00%              0.00%                 1.50%
        (as a % of offering price)


                         Annual Fund Operating Expenses

Equity/Capital Builder

                          Great Plains      Lancaster Capital  Lancaster Capital
                          Equity Fund        Builder Investor    Builder Select

Management Fees                0.75%            1.00%                 1.00%
Rule 12b-1 Fees                0.00%            0.50%                 0.00%
Other Expenses                 0.27%            0.20%                 0.20%
                               -----            -----                 -----
                               1.02%            1.70%                 1.20%

Example

Shareholders would pay the following expenses on a $10,000 investment, assuming a 5% annual return.

                       Great Plains    Lancaster Capital      Lancaster Capital
                       Equity Fund      Builder Investor       Builder Select

         1 Year              $401              $179                 $508
        3 Years              $615              $553                 $756
        5 Years              $846              $949               $1,024
       10 Years            $1,510            $2,031               $1,788


                         Annual Fund Operating Expenses

Equity/Convertible

                     Great Plains           Lancaster            Lancaster
                     Equity Fund       Convertible Investor   Convertible Select

Management Fees               0.75%            1.00%                 1.00%
Rule 12b-1 Fees               0.00%            0.50%                 0.00%
Other Expenses                0.27%            0.41%                 0.41%
                              -----            -----                 -----
                              1.02%            1.91%                 1.41%

Example

Shareholders would pay the following expenses on a $10,000 investment, assuming a 5% annual return.

                         Great Plains      Lancaster             Lancaster
                         Equity Fund    Convertible Investor  Convertible Select

         1 Year                $401              $201                  $528
        3 Years                $615              $620                  $819
        5 Years                $846            $1,062                $1,131
       10 Years              $1,510            $2,262                $2,015

                         Annual Fund Operating Expenses

Premier/Crestone Small Cap


                   Great Plains      Lancaster Crestone     Lancaster Crestone
                   Premier Fund      Small Cap Investor     Small Cap Select

Management Fees             1.00%(1)         1.00%                 1.00%
Rule 12b-1 Fees             0.00%            0.50%                 0.00%
Other Expenses              0.84%(2)         0.20%                 0.20%
                            -----            -----                 -----
                            1.84%(3)         1.70%                 1.20%

(1) After voluntary waiver by the investment adviser, the actual management fee charged to the Great Plains Premier Fund was 0.80%. This waiver can be terminated at any time by the adviser.
(2) After voluntary waiver by the administrator, the actual other expenses incurred by the Great Plains Premier Fund was 0.64%. This waiver can be terminated at any time by the administrator.
(3)  The total fee paid by the fund after waivers was 1.44%.


Example

Shareholders would pay the following expenses on a $10,000 investment, assuming a 5% annual return.

                       Great Plains     Lancaster Crestone   Lancaster Crestone
                       Premier Fund *   Small Cap Investor   Small Cap Select

         1 Year              $442             $179                 $508
        3 Years              $861             $553                 $756
        5 Years            $1,266             $949               $1,024
       10 Years            $2,394            $2,031              $1,788

* Expenses quoted at the net fee rate of 1.44% for the first year and at the gross fee rate, before waivers, of 1.84% for years 3, 5 and 10.

                         Annual Fund Operating Expenses

Intermediate Bond/Government/Quality Bond

                     Great Plains Int.    Lancaster Gov't/      Lancaster Gov't/
                       Bond Fund          Quality Investor       Quality Select

Management Fees             0.50%            0.85%                 0.85%
Rule 12b-1 Fees             0.00%            0.25%                 0.00%
Other Expenses              0.29%            0.55%                 0.55%
                            -----            -----                 -----
                            0.79%            1.65%                 1.40%

Example

Shareholders would pay the following expenses on a $10,000 investment, assuming a 5% annual return.

                       Great Plains Int.  Lancaster Gov't/    Lancaster Gov't/
                         Bond Fund        Quality Investor    Quality Select

         1 Year               $378             $173                  $290
        3 Years               $545             $537                  $586
        5 Years               $726             $922                  $904
       10 Years             $1,249           $1,976                $1,805

Federal Income Tax Consequences

        Cline, Williams, Wright, Johnson & Oldfather has given a legal opinion to Lancaster and Great Plains to the effect that for Federal income tax purposes:

o transferring all the assets and liabilities of each Lancaster Fund to the corresponding GP Fund in exchange for shares of that GP Fund and distributing those GP Fund shares to shareholders of the Lancaster Fund will constitute a "reorganization" under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code")
o under Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by a Lancaster Fund as a result of the Reorganization
o under Section 354(a)(1) of the Code, you will recognize no gain or loss because of the distribution to you of shares of a GP Fund
o under Section 358(a)(1) of the Code, the basis of the GP Fund shares you receive will be the same as the basis of your Lancaster Fund shares immediately before the Exchange Date
o under Section 362(b) of the Code, the basis to each GP Fund of the assets of a Lancaster Fund received will be the same as the basis of the assets in the hands of that Lancaster Fund immediately before the Reorganization
o under Section 1223(1) of the Code, your holding period for your shares of a GP Fund will include the period you held your shares of the corresponding Lancaster Fund, if your shares of the Lancaster Fund were held as a capital asset
o under Section 1223(2) of the Code, the holding period for each GP Fund with respect to the assets received in the Reorganization will include the period for which such assets were held by the corresponding Lancaster Fund

o under Section 381 of the Code, each GP Fund will succeed to the earnings or profits, or deficit in earnings and profits, of the corresponding Lancaster Fund



        Neither Lancaster nor Great Plains has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, and the IRS could take a contrary position. You should consult your own adviser concerning the potential tax consequences to you, including state and local income tax consequences.

        Both Great Plains and Lancaster comply with Subchapter M of the Code and, as a result, do not pay any corporate level federal or state income tax.

Shares and Shareholder Rights

        Each GP Fund is a series of Great Plains, a business trust organized under Massachusetts law. Great Plains' Declaration of Trust permits its Trustees to issue an unlimited number of shares, without par value, from each series that is designated by the Board of Trustees. Each share of a series:

          o represents an equal proportionate interest in the assets and liabilities of that series
          o is entitled to dividends and distributions out of the income belonging to the series as declared by the Trustees
          o    has no cumulative voting rights or preemptive rights
          o in case of a liquidation, subject to the rights of creditors, is entitled to receive a proportionate distribution out of the net assets belonging to that series

        Under certain conditions, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of a GP Fund as does a partner of a partnership. The Declaration of Trust disclaims liability on the part of GP Fund shareholders and provides that Great Plains will assume the defense on behalf of its shareholders. Thus, the risk of GP Fund shareholder liability is slight and limited to a circumstance where a series itself is unable to meet its obligations.

        Great Plains legally is not required to, and does not intend to, hold annual shareholders' meetings. GP Fund shareholders will vote on:

          o the election or removal of Trustees if a meeting is called for that purpose
          o    any contract  required to be approved by  shareholders  under the
               Investment Company Act of 1940, as amended (the "1940 Act")
          o    any termination or  reorganization  of Great Plains or any series of Great Plains to the extent provided in the Declaration of Trust
          o any amendment of the Declaration of Trust requiring shareholder approval (other than amendments designating new series, or making certain other technical changes)

Meetings of GP Fund shareholders may be called by shareholders holding at least 25% (or 10% if the purpose of the meeting is to determine if a Trustee is to be removed from office) of the shares then outstanding. Shareholders will receive assistance from Great Plains in communicating with other shareholders about a proposed removal of a Trustee.

        Each Lancaster Fund is a series of SMITH HAYES Trust, Inc., a Minnesota corporation. For a detailed description of the characteristics of the shares of Lancaster and the rights of its shareholders, see "General Information" in the September 29, 1998 Prospectus of Lancaster. There are no significant differences in the rights of shareholders of Lancaster and Great Plains.

Capitalization

        The following table shows the capitalization of each Lancaster Fund and each corresponding GP Fund as of February 28, 1999 and the pro forma capitalization of the combined GP Fund-Lancaster Fund as if all relevant Reorganization transactions occurred on February 28, 1999:

                                                                      Net Asset
                                Total Net              Shares            Value
                                  Assets             Outstanding       Per Share
-------------------------- --------------------- -------------------- ----------
Capital Builder Investor             $8,450,395           644,602       $13.11

Capital Builder Select                 $472,882            35,892       $13.18

Convertible Investor                 $3,048,301           234,550       $13.00

Convertible Select                     $234,257            18,009       $13.01

GP Equity                          $183,159,483        17,238,370       $10.63
                                   ------------
    Pro forma combined             $195,365,319        18,387,144       $10.63
                                   ============


Small Cap Investor                   $2,561,790           246,622       $10.39

Small Cap Select                       $176,355            16,697       $10.56

GP Premier                          $22,931,680         2,707,673        $8.47
                                    -----------
    Pro forma combined              $25,669,825         3,030,676        $8.47
                                    ===========


Government Investor                    $642,828            62,154       $10.34

Government Select                       $30,409             2,939       $10.35

GP Intermediate Bond               $134,362,320        13,211,083       $10.17
                                    -----------
    Pro Forma combined              135,035,557        13,277,833       $10.17
                                    ===========

Comparative Performance Information

        The chart below shows each Lancaster Fund's and each corresponding GP Fund's annual returns for the past five years. The table shows the average annual returns of each Lancaster Fund and each GP Fund and its market benchmark for the 1-, 5-year and inception periods ending December 31, 1998. This information is intended to help you assess the risk of investing in each fund by showing how each fund's total return has varied from year to year and by comparing each fund's performance to the most commonly used index for its market segment. Of course, past performance is no guarantee of future results. Lancaster Funds Capital Builder Fund - Calendar Year Annual Returns
        The annual returns shown below are calculated on investment without a sales Charge. If a sales charge had been paid, the returns would have been less than those shown.

        Capital Builder Investor                   Capital Builder Select
1996    19.11%
1997    19.38%
1998    10.28%         1998                        10.79%


During the period described above in the bar      During the period described above in the bar
chart, Capital Builder Investor shares' highest   chart, Capital Builder Select shares' highest
quarterly return was 18.65% for the quarter       quarterly return was 18.77% for the quarter
ended September 30, 1998                          ended December 31, 1998
and its lowest quarterly return was (15.46%)      and its lowest quarterly return was (15.29%)
for the quarter ended December 31, 1998.  The     for the quarter ended September 30, 1998.
1999 year-to-date return on                       The 1999 year-to-date return on
March 31, 1999 was 3.12%.                         March 31, 1999 was 3.18%

Great Plains Equity Fund - Calendar Year Annual Returns
        The annual returns shown below are calculated on investment without a sales Charge. If a sales charge had been paid, the returns would have been less than those shown.

        Great Plains Equity


1989    23.89%
1990    (5.86%)
1991    24.39%
1992    7.53%
1993    6.34%
1994    0.56%
1995    30.33%
1996    23.36%
1997    25.82%
1998    17.92%



               During the period described above in the bar chart, Equity Fund's highest quarterly return was 15.90% for the quarter ended December 31, 1998, and its lowest quarterly return was (10.86%) for the quarter ended September 30, 1990.
               The 1999 year-to-date return on March 31, 1999 was (3.99%).


Past performance is not indicative of future results. Investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Total return represents the change in the value of an investment after reinvesting all income and capital gains. Performance does not reflect the maximum sales charge of 3% which is waived for purchases through the trust department of National Bank of Commerce. The quoted performance data includes the performance of a common trust fund advised by First Commerce Investors, Inc., or the period before the date on which the Fund commenced operations (9/26/97), as adjusted to reflect the Fund's anticipated expenses as set forth in the "Expenses of the Fund" section of the Fund's initial prospectus. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

Lancaster Funds Convertible Fund - Calendar Year Annual Returns
        The annual returns shown below are calculated on investment without a sales Charge. If a sales charge had been paid, the returns would have been less than those shown.


        Convertible Investor Shares         Convertible Select Shares

1989    12.06%
1990    (5.77%)
1991    28.64%
1992    10.26%
1993    16.39%
1994    (7.98%)
1995    26.26%
1996    14.75%
1997    22.42%
1998    6.84%                               1998    7.34%

During the period described above in the bar      During the period described above in the bar
chart, Convertible Investor shares' highest       chart, Convertible Select shares' highest
quarterly return was 18.77% for                   quarterly return was 13.82% for
the quarter ended December 31, 1998,              the quarter ended December 31, 1998,
and its lowest quarterly return was (15.29%)      and its lowest quarterly return was (14.94%)
for the quarter ended September 30, 1998.  The    for the quarter ended September 30, 1998.
1999 year-to-date return on March 31,             The 1999 year-to-date return on March 31, 1999 was 1.84%.
 1999 was 2.31%.


Great Plains Equity Fund - Calendar Year Annual Returns
        The annual returns shown below are calculated on investment without a sales charge. If a sales charge had been paid, the returns would have been less than those shown.

               Great Plains Equity

1989    23.89%
1990    (5.86%)
1991    24.39%
1992    7.53%
1993    6.34%
1994    0.56%
1995    30.33%
1996    23.36%
1997    25.82%
1998    17.92%

               During the period described above in the bar chart, Equity Fund's highest quarterly return was 15.90% for the quarter ended December 31, 1998, and its lowest quarterly return was (10.86%) for the quarter ended September 30, 1990.
               The 1999 year-to-date return on March 31, 1999 was (3.99%).

Past performance is not indicative of future results. Investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Total return represents the change in the value of an investment after reinvesting all income and capital gains. Performance does not reflect the maximum sales charge of 3% which is waived for purchases through the trust department of National Bank of Commerce. The quoted performance data includes the performance of a common trust fund advised by First Commerce Investors, Inc., for the period before the date on which the Fund commenced operations (9/26/97), as adjusted to reflect the Fund's anticipated expenses as set forth in the "Expenses of the Fund" section of the Fund's initial prospectus. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), and there fore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

Lancaster Funds Crestone Small Cap Fund - Calendar Year Annual Returns
        The annual returns shown below are calculated on investment without a sales Charge. If a sales charge had been paid, the returns would have been less than those shown.

        Small Cap Investor               Small Cap Select

1993    12.32%
1994    2.46%
1995    21.13%
1996    24.37%
1997    8.48%                             1997     8.98%
1998    (10.85%)                          1998   (10.25%)

During the period described above in the bar      During the period described above in the bar
chart, Crestone Small Cap Investor shares'        chart, Crestone Small Cap Select shares'
highest quarterly return was 19.19% for the       highest quarterly return was 19.10% for the
quarter ended December 31, 1998 and its           quarter ended December 31,
lowest quarterly return was  (28.11%)             1998 and its lowest quarterly return was (27.76%)
for the quarter ended September 30, 1998. The     for the quarter ended September 30, 1998. The 1999
1999 year-to-date return on March 31, 1999 was    year-to-date return on March 31, 1999 was
(13.19%).                                         (12.92%).

Great Plains Premier Fund - Calendar Year Annual Returns
        The annual returns shown below are calculated on investment without a sales charge. If a sales charge had been paid, the returns would have been less than those shown.


        Great Plains Premier

1989    5.42%
1990    (6.99%)
1991    31.36%
1992    6.25%
1993    8.60%
1994    (1.27%)
1995    26.63%
1996    21.68%
1997    28.12%
1998    0.61%

               During the period described above in the bar chart, Premier Fund's highest quarterly return was 17.65% for the quarter ended June 30, 1997, and its lowest quarterly return was (18.38%) for the quarter ended September 30, 1998. The 1999 year-to-date return on March 31, 1999 was (13.68%).

Past performance is not indicative of future results. Investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Total return represents the change in the value of an investment after reinvesting all income and capital gains. Performance does not reflect the maximum sales charge of 3% which is waived for purchases through the trust department of National Bank of Commerce.

The quoted performance data includes the performance of a common trust fund advised by First Commerce Investors, Inc., for the period before the date on which the Fund commenced operations (9/26/97), as adjusted to reflect the Fund's anticipated expenses as set forth in the "Expenses of the Fund" section of the Fund's initial prospectus. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), and there fore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

Lancaster Funds Government/Quality Bond Fund - Calendar Year Annual Returns The annual returns shown below are calculated on investment without a sales Charge. If a sales charge had been paid, the returns would have been less than those shown.

        Government Investor            Government Select

1989    12.41%
1990    10.46%
1991    14.28%
1992    6.68%
1993    8.23%
1994    (3.35%)
1995    13.59%
1996    2.34%
1997    6.99%
1998    5.17%                        1998     5.35%

During the period described above in the bar      During the period described above in the bar
chart, Government/Quality Bond Investor shares'   chart, Government/Quality Bond Select shares'
highest quarterly return was 7.19% for the        highest quarterly return was 2.52% for the
quarter ended June 30, 1989                       quarter ended September 30, 1998
and its lowest quarterly return was               and its lowest quarterly return was
(2.66%) for the quarter ended March 31, 1994.     Was (0.06%) for the quarter ended December 31, 1998.
The 1999 year-to-date return on March 31, 1999    The 1999 year-to-date return on March 31,
was .48%.                                         1999 was .58%.

Great Plains Intermediate Bond Fund - Calendar Year Annual Returns The annual returns shown below are calculated on investment without a sales charge. If a sales charge had been paid, the returns would have been less than those shown.


        Great Plains Intermediate Bond

1989    11.47%
1990    8.38%
1991    14.40%
1992    6.51%
1993    9.49%
1994    (4.40%)
1995    17.90%
1996    2.37%
1997    9.12%
1998    9.07%



               During the period described above in the bar chart, Intermediate Bond Fund's highest quarterly return was 6.08% for the quarter ended June 30, 1995, and its lowest quarterly return was (3.24%) for the quarter ended March 31, 1994. The 1999 year-to-date return on March 31, 1999 was (1.02%)

Past performance is not indicative of future results. Investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Total return represents the change in the value of an investment after reinvesting all income and capital gains. Performance does not reflect the maximum sales charge of 3% which is waived for purchases through the trust department of National Bank of Commerce. The quoted performance data includes the performance of a common trust fund advised by First Commerce Investors, Inc., for the period before the date on which the Fund commenced operations (9/26/97), as adjusted to reflect the Fund's anticipated expenses as set forth in the "Expenses of the Fund" section of the Fund's initial prospectus. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), and there fore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

Return Table


Average Annual Returns through December 31, 1998
                                                                         Since
                                     One Year   Five Year  Ten Year    Inception


LF Capital Builder Investor             10.28%    n/a         n/a        17.91%
LF Capital Builder Select*              10.79%    n/a         n/a        15.05%
GP Equity**                             17.92%    19.12%      14.81%     14.60%
Lipper Growth & Income Fund Index***    13.58%    17.83%      15.54%     n/a

LF Convertible Investor                  6.84%    11.76%      11.76%     10.52%
LF Convertible Select*                   7.34%    n/a         n/a        12.93%
GP Equity**                             17.92%    19.12%      14.81%     14.60%
Lipper Growth & Income Fund Index***    13.58%    17.83%      15.54%     n/a

LF Crestone Small Cap Investor         (10.85%)    8.34%      n/a        10.21%
LF Crestone Small Cap Select*          (10.25%)   n/a         n/a         3.56%
GP Premier**                             0.61%    14.42%      11.29%     10.97%
Lipper Small-Cap Fund Index***          (0.85%)   11.30%      13.16%     n/a

LF Government/Quality Bond Investor      5.17%     4.80%       7.19%      7.02%
LF Government/Quality Bond Select*       5.35%    n/a         n/a         6.40%
GP Intermediate Bond**                   9.07%     6.55%       8.27%      8.21%
Lipper Intermediate Investment Grade
  Debt Funds Index***                    7.87%     6.59%       8.30%     n/a

Investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than the original cost. Total return represents the change in the value of an investment after reinvesting all income and capital gains.

* Excludes maximum sales charge of 3.9% (1.5% for Government).

** Performance does not reflect the maximum sales charge of 3% which is waived for purchases through the trust department of National Bank of Commerce. If a sales charge had been paid the return would have been less than is shown in the table. The quoted performance data includes the performance of a common trust fund advised by First Commerce Investors, Inc., for the period before the date on which the Fund commenced operations (9/26/97), as adjusted to reflect the Fund's anticipated expenses as set forth in the "Expenses of the Fund" section of the Fund's initial prospectus. The common trust fund was not registered under the Investment Company Act of 1940 (the "1940 Act"), and there fore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.


*** Lipper figures represent the average of the total returns reported by the 30 largest mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges and are net of expenses or other fees.

                               GREAT PLAINS FUNDS

General. Great Plains is a management investment company organized as an unincorporated business trust in July, 1997. Each GP Fund is an open-end series of Great Plains. The accompanying Great Plains Prospectus dated October 31, 1998 contains a general discussion of Great Plains. For the convenience of Lancaster Fund shareholders, cross-references to that Prospectus are set forth below.

Certain Expenses and Financial Information. The Great Plains Prospectus includes information on per-share income and capital changes under the heading "Financial Highlights." For a discussion of each GP Fund's expenses, see "Proposal:
Agreement and Plan of Reorganization--Expense Summary" above and "Summary of Fund Expenses" in the Great Plains Prospectus.

Investment Objectives and Policies. For a discussion of each GP Fund's investment objectives and policies, see "Synopsis" and "Fund Objectives and Policies" in the Great Plains Prospectus.

Trustees and Officers. The Board of Trustees exercises overall responsibility for management of Great Plains. The Trustees are elected by the shareholders of all the series of Great Plains. There are currently four Trustees, none of whom is an "interested person" within the meaning of that term under the 1940 Act. The Trustees elect the officers to supervise actively its day-to-day operations.

The names of the Trustees and officers of Great Plains, their addresses, their ages as of March 31, 1999 and principal occupations during the past five years are as follows:



                                 Position(s) Held
         Name, Address                 with             Principal Occupation(s)
            and Age                Great Plains            During Past 5 Years
            -------                ------------            -------------------

Hugh Hansen@                             Trustee          Retired; Formerly Consultant,
1325 Fall Creek Road                                      First Commerce Bancshares, Inc.;
Lincoln, NE 68510                                         Formerly, President, CEO  and
71                                                        Director,  First Commerce  Bancshares,
                                                          Inc.; Formerly, Vice Chairman and Director,
                                                          National Bank of  Commerce;  Formerly,
                                                          Chairman and Director,  North Platte
                                                          National Bank;  Formerly, Director, First
                                                          National Bank,  Kearney,  NE,  McCook,
                                                          NE and West Point, NE;  Formerly,
                                                          Director, First Commerce Mortgage Co.;
                                                          Formerly, Director, Overland  National
                                                          Bank;   Formerly, Director, NBC Computer
                                                          Services Corporation

George E. Howard@+                       Trustee          Retired; Formerly, Chairman and CEO,
3901 South 27th St., #50                                  Lincoln Mutual Life Insurance Company
Lincoln, NE 68508
74


Dr. Martin A. Massengale +               Trustee          Foundation  Distinguished Professor,
220 Keim Hall                                             President   Emeritus,   Director  of
University of Nebraska-Lincoln                            Center   for   Grassland    Studies,
Lincoln, NE 68583-0953                                    University  of  Nebraska;  Director,
65                                                        IBP, Inc.,  American First Companies
                                                          LLC,  and Woodmen  Life and Accident
                                                          Company

Keith C. Mitchell                        Trustee          Vice  President and Chief  Financial
2331 Woodscrest Avenue                                    Officer,    MDS-Harris;    Financial
Lincoln, NE 68502                                         Consultant;     Director,    Cliff's
55                                                        Notes,    Inc.;    Former    General
                                                          Partner, Deloitte & Touche LLP

Edward C. Gonzales                      President         Vice Chairman,  Federated Investors,
Federated Investors Tower                                 Inc.;  Vice   President,   Federated
Pittsburgh, PA 15222                                      Advisers,    Federated   Management,
68                                                        Federated    Research,     Federated
                                                          Research  Corp.,   Federated  Global
                                                          Research    Corp.    and    Passport
                                                          Research,   Ltd.;   Executive   Vice
                                                          President  and  Director,  Federated
                                                          Securities      Corp.;      Trustee,
                                                          Federated    Shareholder    Services
                                                          Company;   Trustee  or  Director  of
                                                          certain     investment     companies
                                                          distributed,  organized,  or advised
                                                          by  Federated  Investors,  Inc.  and
                                                          its  affiliates  (Federated  Funds);
                                                          President,  Executive Vice President
                                                          and   Treasurer   of   some  of  the
                                                          Federated Funds


James Stuart, III                     Vice President      Chairman    and   Chief    Executive
610 NBC Center                                            Officer,  First Commerce  Investors,
1248 "O" Street                                           Inc.;   Director,   First   Commerce
Lincoln, NE 68508                                         Bancshares,      Inc.;     Director,
35                                                        National  Bank  of  Commerce;  Chief
                                                          Investment   Officer and  Secretary,
                                                          Stuart Global Investment Company,
                                                          BVI;   James  Stuart,  III     Sole
                                                          Proprietorship, Consultant; Executive
                                                          Vice President, Stuart Investment Co.

Anne E. Hansen                        Vice President      Vice   President,   First   Commerce
610 NBC Center                                            Investors, Inc.
1248 "O" Street
Lincoln, NE 68508
38

Beth S. Broderick                   Vice President and    Assistant Vice President,  Federated
Federated Investors Tower               Treasurer         Administrative    Services    since
Pittsburgh, PA 15222                                      1997;   Client   Services   Officer,
33                                                        Federated  Administrative   Services
                                                          from 1992 to 1997

Gail Cagney                             Secretary         Corporate  Counsel,  Vice President,
Federated Investors Tower                                 Federated   Administrative  Services
Pittsburgh, PA 15222                                      since  1997;   previously  Associate
45                                                        Counsel    (1993-1997)   and   Staff
                                                          Attorney   (1991-1993),    Federated
                                                          Administrative Services

@ Member of the Executive Committee, which generally exercises the authority of the Board between meetings of the Board.

+  Member of the Audit Committee

Investment Adviser. For a discussion of the GP Adviser, the services performed by it and its fees, see "Great Plains Funds Information" in the Great Plains Prospectus.

Administrator. For a discussion of Federated Administrative Services' activities as Administrator and Portfolio Accountant, the services performed by it and its fees, see "Administration of the Trust" in the Great Plains Prospectus.

Distributor. For a discussion of Edgewood Services, Inc.'s activities as the Great Plains distributor, the services performed by it and its fees, see "Great Plains Funds Information--Distribution of Fund Shares" in the Great Plains Prospectus.

Shares.  For a  discussion  of voting  rights of  shares  of Great  Plains,  see
"Shareholder Information" in the Great Plains Prospectus and "Shares and Shareholder Rights" above.

Purchase and Redemption of Shares. For a discussion concerning purchase procedures, pricing and redemption of shares of Great Plains, see "Net Asset Value", "Investing in the Funds" and "Redeeming Shares" in the Great Plains Prospectus.

Dividends, Distributions and Tax Matters. For a discussion of Great Plains' policies with respect to dividends and distributions, see "Investing in the Funds--Dividends and Capital Gains" and "Tax Information" in the Great Plains Prospectus.

Exchange Privileges. For a discussion of a GP Fund shareholder's right to exchange shares for shares of another GP Fund, see "Exchange Privilege" in the Great Plains Prospectus.

Legal Proceedings. Great Plains is not presently involved in any important legal proceedings.

Shareholder Inquiries. Shareholder inquiries relating to any GP Fund may be addressed by writing to Great Plains Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, or by calling toll free 1-800-568-8257.

Management Discussion of Fund Performance. Management's discussion of the performance of each GP Fund is located in the Great Plains Annual Report dated August 31, 1998, and the Great Plains Semi-Annual Report dated February 28, 1999. Both of these reports are included in your package. Both are deemed to be legally a part of this document.

                                 LANCASTER FUNDS

General. Each Lancaster Fund is a series of SMITH HAYES Trust, Inc., a Minnesota corporation organized in 1988 which operates as an open-end management investment company and does business under the name "Lancaster Funds." The accompanying Lancaster Prospectus dated September 28, 1998 contains a general discussion of each Lancaster Fund. For the convenience of shareholders, certain cross-references to that Prospectus are set forth below.

Certain Expenses and Financial Information. The Lancaster Prospectus contains information on per-share income and capital changes, under the heading "Financial Highlights." For a discussion of each Lancaster Fund's expenses, see "Proposal: Agreement and Plan of Reorganization--Expense Summary" above and "Expenses" in the Lancaster Prospectus.

Investment Objectives and Policies. For a discussion of each Lancaster Fund's investment objectives and policies, see "Investment Objectives and Policies" and "Investment Practices" in the Lancaster Prospectus.

Directors and Officers. The Board of Directors exercises overall responsibility for management of Lancaster Fund. The Directors are elected by all shareholders of SMITH HAYES Trust, Inc. The Directors elect the officers to supervise actively the day-to-day operations.

The names of the Directors and officers, their addresses, their ages as of March 31, 1999 and their principal occupations during the past five years are as follows:


    Name, Address                   Position(s)                  Principal Occupation
        and Age                    Held with Fund                  Last Five Years
---------------------------- --------------------------- -------------------------------------
Thomas C. Smith*                Chairman, President,     Chairman,  CONLEY  SMITH  Investment
200 Centre Terrace            Chief Executive Officer,   Advisers,   Inc.,  Omaha,  Nebraska;
1225 "L" Street                       Treasurer          Chairman and President,  SMITH HAYES
Lincoln, NE 68508                                        Financial   Services    Corporation,
53                                                       Lincoln,  Nebraska;  Vice President,
                                                         Lancaster  Administrative  Services,
                                                         Inc.,  Lincoln,  Nebraska;  Chairman
                                                         and     President,      Consolidated
                                                         Investment   Corporation,   Lincoln,
                                                         Nebraska;    Vice    President   and
                                                         Director,  Concorde  Management  and
                                                         Development,      Inc.,     Lincoln,
                                                         Nebraska;   Chairman,   SMITH  HAYES
                                                         Advisers, Inc., Lincoln, Nebraska

Thomas D. Potter                      Director           President   and   Chief    Executive
1800 Memorial Drive                                      Officer,    Lincoln,   Mutual   Life
Lincoln, NE 68508                                        Insurance     Company,      Lincoln,
58                                                       Nebraska; December 1987-Current


Dale C. Tinstman                      Director           Financial and Investment Consultant;
3901 S. 27th Street                                      Formerly, Chairman of University  of
Unit #40                                                 Nebraska    Foundation;    Formerly,
Lincoln, NE 68502                                        Director and Consultant of IBP, Inc.
79                                                       (meat  packing  and  agribusiness),
                                                         Dakota City, Nebraska


John H. Conley*                       Director           President,  CONLEY SMITH  Investment
444 Regency Parkway                                      Advisers,   Inc.,  Omaha,  Nebraska;
Omaha, NE                                                Chairman,  Lancaster  Administrative
68114-3779                                               Services,  Inc., Lincoln,  Nebraska;
45                                                       President   and   Director    Conley
                                                         Investment      Counsel,      Omaha,
                                                         Nebraska, December 1986-April 1995

Charles W. Hoskins                    Director           Self-Employed   Financial   Adviser,
63208 Sheridan Ct.                                       Lincoln,  Nebraska;  Retired Partner
Lincoln, NE 68506                                        of Deloitte & Touche  LLP,  Lincoln,
62                                                       Nebraska

Colleen Avery                        Secretary           Vice      President,       Lancaster
200 Centre Terrace                                       Administrative    Services,    Inc.,
1225 "L" Street                                          Lincoln,       Nebraska,       March
Lincoln NE 68508                                         1996-Present;  Investment Operations
37                                                       coordinator,  Security  Mutual  Life
                                                         Insurance     Company,      Lincoln,
                                                         Nebraska, June 1984-March 1996


* Interested director as defined under the Investment Company Act of 1940 by virtue of affiliation with CONLEY SMITH Investment Advisers, Inc.

Investment Adviser. For a discussion of CSI, the services performed by it and its fees, see "Management" in the Lancaster Prospectus.

Administrator. For a discussion of Lancaster Administrative Services, Inc. and its fees and services, see "Management" in the Lancaster Prospectus.

Distributor. For a discussion of SMITH HAYES Financial Services Corporation's activities as distributor, see "Distribution of Fund Shares" in the Lancaster Prospectus.

Shares. For a discussion of the significant attributes of Lancaster Fund shares, see "General Information" in the Lancaster Prospectus.

Purchase and Redemption of Shares. For a discussion concerning purchase procedures, pricing and redemption of shares of each Lancaster Fund, see "Distribution of Fund Shares", "Valuation of Shares" and "Redemption of Shares" in the Lancaster Prospectus.

Dividends, Distributions and Tax Matters. For a discussion of Lancaster's policies with respect to dividends and distributions, see "Dividends and Taxes" in the Lancaster Prospectus.

Exchange Privileges.  Lancaster does not offer any exchange rights.

Legal Proceedings. Lancaster is not presently involved in any important legal proceedings.

Shareholder Inquiries. Shareholder inquiries relating to any Lancaster Fund may be addressed by writing to SMITH HAYES Financial Services Corporation, 200 Centre Terrace, 1225 "L" Street, Lincoln, Nebraska 68508, or calling toll-free 1-800-279-7437.

Management Discussion of Fund Performance. Management's discussion of the performance of each Lancaster Fund is located in the Annual Financial Report of Lancaster, dated June 30, 1998 and the Semi-Annual Financial Report dated December 31, 1998. Both of these reports are included in your package. Both are deemed to be legally part of this document.

                        INFORMATION ABOUT VOTING MATTERS

General Information

You received this document as part of the solicitation of proxies by the Board of Directors of Lancaster for use at the Special Meeting. The Board of Directors will solicit proxies primarily by mail. The officers of Lancaster may also solicit proxies by telephone, facsimile transmission or personal interview. See "Synopsis" for the number of shares of each Lancaster Fund outstanding and entitled to vote as of the record date.

You are entitled to one vote for each Lancaster Fund share you own and a fractional vote for each fractional share you own. If you fill out, sign and return the proxy in time for the Special Meeting, your shares will be voted exactly as you tell us. If you only sign and return the proxy, your shares will be voted FOR the Reorganization proposal and at the direction of the Board of Directors on any other matters that are brought up at the Special Meeting. Even if you have sent us your proxy, you may revoke it at any time before it is voted:

          o by mail (addressed to Lancaster's Secretary at 200 Centre Terrace, 1225 "L" Street, Lincoln, Nebraska 68508)
          o in person at the meeting, by executing a subsequent proxy, or by submitting a notice of revocation to Lancaster

Your written  revocation or  subsequent  proxy should be mailed or delivered to:
Lancaster Funds, c/o Secretary, 200 Centre Terrace, 1225 "L" Street, Lincoln, Nebraska 68508.

Shareholder and Board Approval

If a majority of outstanding shares of each Lancaster Fund, voting as a class, vote for the Agreement and Plan of Reorganization it can be implemented. Under Minnesota law, abstentions are disregarded in determining the "votes cast" on an issue. Broker "non-votes" (i.e., proxies from brokers or nominees indicating they have not received instructions from the owner of the shares) are considered abstentions.

GP Fund shareholders will not vote on the approval of the Plan because their approval is not necessary for the completion of the Reorganization.

On the Record Date, all of the officers and Directors of Lancaster beneficially owned, individually and as a group, less than 1% of the shares of each Lancaster Fund. As of the record date, the following were believed to be the only persons who owned of record or beneficially 5% or more of the outstanding shares of a Lancaster Fund:


     Name and Address            Fund                  Shares Owned    Ownership
                                                                      Percentage
----------------------      --------------------      --------------- ----------
Walter Kilnoski                Capital Builder            37,117.188      6.2%
133 West Broadway
Council Bluff, IA  51503

Virgil Eihusen                 Capital Builder            53,443.428      9.0%
550 B Rd
Grand Island, NE  68801

Nebraska Conference of United  Government/Quality         14,057.589     23.8%
  Church of Christ
825 M St, Ste 201
Lincoln, NE  68508

Phyllis Hovendick Trust        Government/Quality          4,363.868      7.4%
10 Forsythia Point
Lake Ozark MO  65049

Mary Margaret Moulton          Government/Quality          3,009.322      5.1%
2610 S 70th St.  #5
Lincoln, NE  68506

Dale Whitefoot Rev Trust       Government/Quality          3,585.204      6.1%
RR 2, box 24
Shelton, NE  68876

E. June Osheroff               Government/Quality         10,395.330     17.6%
14481 Erskine St
Omaha, NE  68116

UBATCO & Co.                   Crestone Small Cap         13,173.038      7.7%
4732 Calvert St
Lincoln, NE  68506

Virgil Eihusen                 Crestone Small Cap         43,801.911     29.8%
550 B Rd
Grand Island, NE  68801

Eihusen Foundation             Convertible                12,850.017      5.0%
550 B Rd
Grand Island, NE  68801

Virgil Eihusen                 Convertible                52,773.021     20.7%
550 B Rd
Grand Island, NE  68801

Mesirow Financial Inc. Cust.   Convertible                14,996.526      5.9%
D. L. Hovendick IRA
350 North Clark St
Chicago, IL  60610

     On the May 24, 1999, all of the officers and Trustees of Great Plains beneficially owned, individually and as a group, less than 1% of each GP Fund's shares. As of May 24, 1999, the following were believed to be the only persons who owned of record or beneficially 5% or more of the outstanding shares of Great Plains Fund:

                                                                   OWNERSHIP
NAME AND ADDRESS             FUND         SHARES OWNED            PERCENTAGE

FCB PS - Thrift 401K         Equity       1,026,237.814               6.1%
1248 O Street
Lincoln, NE  68508

FCB PS - Thrift 401K         Premier      204,660.664                 7.7%
1248 O Street
Lincoln, NE  68508


Great Plains Funds shares held by the National Bank of Commerce (NBC) in its capacity of trustee, agent, conservator, or custodian are registered under the nominee name Firlin & Co. NBC, as fiduciary, has investment discretion and proxy voting authority for the Great Plains Funds shares identified below:

                      Shares in Fiduciary Accounts      Percentage of
Fund Name             with Investment Discretion      Outstanding Shares

Equity                    15,266,770                         90.5%
Premier                    2,362,611                         88.6%
Intermediate Bond         12,236,286                         92.8%


                       Shares in Fiduciary Accounts     Percentage of
Fund Name               with Proxy Voting Rights      Outstanding Shares

Equity                    15,430,247                         91.5%
Premier                    2,405,047                         90.2%
Intermediate Bond         12,298,418                         93.2%


The investment advisor of both the Great Plains Funds and the Trust Division of the National Bank of Commerce is First Commerce Investors.



Quorum

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but there are not enough favorable votes to approve the Reorganization, the persons named as proxies may propose adjourning the Special Meeting to permit more solicitation of proxies. The Special Meeting can be adjourned by affirmative vote of a majority of all shares represented at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Reorganization in favor of such adjournment, and will vote those proxies required to be voted AGAINST the Reorganization against any adjournment. A quorum exists if the holders of more than 50% of the aggregate outstanding shares entitled to vote at the Special Meeting are present in person or by proxy. If you send us a proxy marked with an abstention, your shares will be considered to be present at the Meeting for the purpose of determining the existence of a quorum.

                             INFORMATION FILED WITH
                     THE SECURITIES AND EXCHANGE COMMISSION

This combined Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all of the information set forth in the registration statements and the exhibits which Great Plains and Lancaster Fund have filed with the SEC under the Securities Act of 1933 and the 1940 Act. The SEC file number for the Lancaster Prospectus and the related Statement of Additional Information which are legally deemed a part of this document is Registration No. 33-19894. The SEC file number for the Great Plains Prospectus and related Statement of Additional Information which are legally deemed a part of this document is Registration No. 333-31137.

Great Plains and Lancaster file annual, quarterly and special reports and other information with the SEC. They can be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such filings may also be available at the following SEC regional offices: Northwestern Atrium, 500 West Madison Street, Suite 1400, Chicago, IL 60661-2511; 7 World Trade Center, Suite 1300, New York, NY 10048 and 73 Tremont Street, Suite 600, Boston, MA 02108-3912. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates or from the SEC web site, http://www.sec.gov.


                                 OTHER BUSINESS

The Lancaster Board of Directors knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, proxies which do not contain contrary instructions will be voted on such matters as the Board of Directors recommends.


                                  LEGAL MATTERS

Certain legal matters concerning the issuance of shares in the Reorganization will be passed upon for Great Plains by Federated Administrative Services, Federated Investors Tower, Pittsburgh, Pennsylvania 15222. Certain tax matters will be passed upon for Lancaster by Cline, Williams, Wright, Johnson & Oldfather, 1900 U.S. Bank Building, 233 South 13th Street, Lincoln, Nebraska 68508.

                              SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to Lancaster Funds in writing at the address on the cover page of this combined Proxy Statement/Prospectus or by telephoning 1-800-279-7437.

                                      * * *

SHAREHOLDERS  WHO DO NOT EXPECT TO BE PRESENT AT THE  MEETING ARE  REQUESTED  TO
DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION


THIS AGREEMENT made as of the 21st day of April 1999, is made by and between SMITH HAYES Trust, Inc., a Minnesota corporation doing business as Lancaster Funds ("Lancaster"), and Great Plains Funds, a Massachusetts business trust ("Great Plains").


                                   WITNESSETH:


WHEREAS, the Board of Directors of Lancaster, and the Board of Trustees of Great Plains, each an open-end management investment company, deem it advisable that Great Plains acquire certain portfolios (the "Acquired Funds" hereinafter identified) of Lancaster in exchange for the assumption by Great Plains of all of the Stated Liabilities (as hereinafter defined) of the Acquired Funds and the issuance of shares of Great Plains which are thereafter to be distributed by Lancaster in complete liquidation and termination of the Acquired Funds and in exchange for all of the outstanding shares of the Acquired Funds, with the intent that the transactions described herein shall qualify as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986 (the "Reorganization"); and

WHEREAS, the portfolios of Lancaster to be acquired pursuant to this Agreement are Lancaster Capital Builder Fund ("Capital Builder"), Lancaster Convertible Fund ("Convertible"), Lancaster Crestone Small Cap Fund ("Small Cap") and Lancaster Government Quality Bond Fund ("Government"), each an "Acquired Fund" and, collectively, the "Acquired Funds"; and the portfolios of Great Plains which shall acquire the Acquired Funds are: Great Plains Equity Fund ("Great Plains Equity") which shall acquire Capital Builder and Convertible; Great Plains Premier Fund ("Great Plains Premier") which shall acquire Small Cap; and Great Plains Intermediate Bond Fund ("Great Plains Bond") which shall acquire Government, each such portfolio of Great Plains to be referred to herein as an "Acquiring Fund" and, collectively, the "Acquiring Funds."

NOW THEREFORE, in consideration of the mutual promises herein contained, each of the parties hereto represents and warrants to, and agrees with, the other party as follows:

1. Great Plains hereby represents, warrants and covenants to Lancaster that:

     (1) Great Plains is a business trust with transferable shares duly organized and validly existing under the laws of Massachusetts, and has full corporate power to own its properties and assets and to carry on its business as such business is now being conducted.

     (2) The statement of assets and liabilities of each Acquiring Fund, as of August 31, 1998, and the related statements of operations and changes in net assets for the fiscal year ended August 31, 1998, all as audited by Deloitte & Touche LLP, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis. Each such statement of assets and liabilities fairly presents the financial position and net assets of such Acquiring Fund as of such date and each such statement of operations and changes in net assets fairly present the results of its operations for the period covered thereby;

     (3) There are no claims, actions, suits or proceedings pending or, to its knowledge, threatened against or affecting Great Plains or its properties or business or its right to issue and sell shares, or which would prevent or hinder consummation of the transactions contemplated hereby, and it is not charged with or, to Great Plains' knowledge, threatened with any charge or investigation of, or any violation of any provision of any federal, state or local law or any administrative ruling or regulation relating to any aspect of its business or the issuance or sale of its shares;

     (4) Great Plains is not a party to or subject to any judgment or decree or order entered in any suit or proceeding brought by any governmental agency or by any other person enjoining it in respect of, or the effect of which is to prohibit, any business practice or the acquisition of any property or the conduct of business by it or the issuance or sale of its shares in any area;

     (5) Each Acquiring Fund has filed all tax returns required to be filed, has no liability for any unpaid taxes and has made a proper election to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code") for each of its taxable years. No Acquiring Fund has committed any action or failed to perform any necessary action that would render invalid its election to be treated as a regulated investment company for any of its taxable years;

     (6) The authorization, execution and delivery of this Agreement on behalf of Great Plains does not, and the consummation of the transactions contemplated hereby will not violate, or conflict with any provision of Great Plains' Declaration of Trust or By-Laws, or any provision of, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, order, arbitration award, judgment or decree to which it is party or by which it or any of its assets is bound, or violate or conflict with any other material contractual or statutory restriction of any kind or character to which it is subject;

     (7) This Agreement has been duly authorized, executed, and delivered by Great Plains and constitutes a valid and binding agreement of Great Plains, and, on or prior to the Closing Date (as herein defined), all governmental and other approvals required for Great Plains to carry out the transactions contemplated hereunder will have been obtained. Great Plains will comply with all applicable laws and regulations in carrying out the transactions contemplated hereunder, including, without limitation, the Investment Company Act of 1940, as amended (the "1940 Act");

     (8) Great Plains is registered under the 1940 Act as an open-end management investment company. Great Plains is currently in compliance with the 1940 Act and the rules of the Securities and Exchange Commission (the "Commission") promulgated thereunder in all material respects.

     (9) On the Closing Date, each Acquiring Fund will own its assets free and clear of all liens, claims, charges, options and encumbrances except for items arising in the ordinary course of business which are deducted in the calculation of net asset value;

     (10) On the Closing Date the shares of each of the Acquiring Funds to be delivered to Lancaster hereunder shall have been registered under the Securities Act of 1933, as amended (the "1933 Act") and duly authorized, and, when issued and delivered pursuant to this Agreement, will be validly issued, fully paid and nonassessable; and Great Plains will comply with all applicable laws in connection with the issuance of such shares and shall not be subject to a stop-order of the Commission in connection therewith; and

     (11) On the Closing Date, the shares of the Acquiring Funds to be delivered to Lancaster hereunder shall have been registered with the appropriate securities administrator or agency of each state under whose securities law such registration is required.

2.   Lancaster hereby represents, warrants and covenants to Great Plains that:

     (1) Lancaster is a corporation, with transferable shares, duly organized and validly existing under the laws of the State of Minnesota, and has full corporate power to own its properties and assets and to carry on its business as such business is now being conducted.

     (2) The statement of assets and liabilities as of June 30, 1998, and the related statements of operations and changes in net assets for the fiscal year ended June 30, 1998 of each Acquired Fund, all as audited by Deloitte & Touche LLP, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis. Each such statement of assets and liabilities fairly presents the financial position and net assets of such Acquired Fund as of such date and such statements of operations and changes in net assets fairly present the results of its operations for the period covered thereby. All books, records and accounts of the Acquired Funds have been maintained in accordance with applicable legal requirements and generally accepted accounting principles applicable to investment companies;

     (3) There are no claims, actions, suits or proceedings pending or, to its knowledge, threatened against or affecting Lancaster or its properties or business or its right to issue and sell shares, or which would prevent or hinder consummation of the transactions contemplated hereby, and it is not charged with or, to Lancaster's knowledge, threatened with any charge or investigation of, or any violation of any provision of any federal, state or local law or any administrative ruling or regulation relating to any aspect of its business or the issuance or sale of its shares;

     (4) Lancaster is not a party to or subject to any judgment or decree or order entered in any suit or proceeding brought by any governmental agency or by any other person enjoining it in respect of, or the effect of which is to prohibit, any business practice or the acquisition of any property or the conduct of business by it or the issuance or sale of its shares in any area;

     (5) Each Acquired Fund has filed all tax returns required to be filed, has no liability for any unpaid taxes and has made a proper election to be treated as a regulated investment company under Subchapter M of the Code for each of its taxable years. No Acquired Fund has committed any action or failed to perform any necessary action that would render invalid its election to be treated as a regulated investment company for any of its taxable years;

     (6) The authorization, execution and delivery of this Agreement on behalf of Lancaster does not, and the consummation of the transactions contemplated hereby, subject to the approval of shareholders of the Acquired Funds as referred to in paragraph 11, will not, violate, or conflict with any provision of Lancaster's Articles of Incorporation or By-Laws, or any provision of, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, order, arbitration award, judgment or decree to which it is a party or by which it or any of its assets is bound, or violate or conflict with any other material contractual or statutory restriction of any kind or character to which it is subject;

     (7) This Agreement has been duly authorized, executed, and delivered by Lancaster and constitutes a valid and binding agreement of Lancaster, and, on or prior to the Closing Date (as herein defined), all governmental and other approvals required for Lancaster to carry out the transactions contemplated hereunder will have been obtained.
          Lancaster will comply with all applicable laws and regulations in carrying out the transactions contemplated hereunder, including, without limitation, the Investment Company Act of 1949, as amended (the "1940 Act");

     (8) On the Closing Date, Lancaster and each Acquired Fund will own its assets free and clear of all liens, claims, charges, options and encumbrances and, except for the various agreements listed in Part C of Lancaster's current Form N-1A Registration Statement under the 1933 Act and 1940 Act, there will be no material contracts or agreements (other than this Agreement) outstanding to which Lancaster is a party or to which it is subject;

     (9) On the Closing Date, subject to the approval of shareholders of the Acquired Funds as referred to in paragraph 11, Lancaster will have full right, power and authority to sell, assign and deliver the assets to be sold, assigned, transferred and delivered to Great Plains hereunder, and upon delivery and payment for such assets, Great Plains will acquire good and marketable title thereto free and clear of all liens, claims, charges, options and encumbrances;

     (10) Lancaster will declare to shareholders of record of each Acquired Fund immediately prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders all of the investment company taxable income of each Acquired Fund (computed without regard to any deduction for dividends paid) and all of the net realized capital gains, if any, through the close of business on the business day immediately preceding the Closing Date; and on the Closing Date no Acquired Fund will engage in any portfolio transaction other than as provided for in this Agreement; and

     (11) Lancaster will, from time to time, as and when requested by Great Plains, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take and cause to be taken such further action, as Great Plains may deem necessary or desirable in order to vest in and confirm to Great Plains, title to and possession of all the assets of Lancaster to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

3. Based on the respective representations and warranties, subject to the terms and conditions contained herein, Lancaster agrees to transfer to Great Plains and Great Plains agrees to acquire from Lancaster, all the assets of each Acquired Fund on the Closing Date and to assume from Lancaster all of the Stated Liabilities (as defined in Section 7) of each Acquired Fund in exchange for the issuance of the number of shares of the Acquiring Funds provided in Section 4 which will be subsequently distributed pro rata to the shareholders of the Acquired Funds in complete liquidation and termination of the Acquired Funds and in exchange for all of the outstanding shares of the Acquired Funds, as provided in Section 6. Lancaster shall not issue, sell or transfer any of its shares on or after the Valuation Date (hereinafter defined), and only redemption requests received by Lancaster in proper form prior to the Valuation Date shall be fulfilled by Lancaster. Redemption requests received by Lancaster on or after the Valuation Date shall be treated as requests for redemption of those shares of the Acquiring Funds allocable to the shareholder in question as provided in Section 6 of this Agreement.

4. On the Closing Date, Great Plains will issue to Lancaster that number of full and fractional shares of the respective Acquiring Funds referred to in
     (a) through (d) below, as follows:

     (1) Great Plains will issue that number of shares of Great Plains Equity, taken at their net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of Lancaster that are allocable to Capital Builder transferred to Great Plains Equity on the Closing Date;

     (2) Great Plains will issue that number of shares of Great Plains Equity, taken at their net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of Lancaster that are allocable to Convertible transferred to Great Plains Equity on the Closing Date;

     (3) Great Plains will issue that number of shares of Great Plains Premier, taken at their net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of Lancaster that are allocable to Small Cap transferred to Great Plains Premier on the Closing Date; and

     (4) Great Plains will issue that number of shares of Great Plains Intermediate Bond, taken at their net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of Lancaster that are allocable to Government transferred to Great Plains Intermediate Bond on the Closing Date.

     (5) For purposes of this Section 4, the aggregate value of the net assets of each Acquired Fund and the net asset value each Acquiring Fund shall be determined in accordance with the then current Prospectus of Great Plains as of the close of trading on the New York Stock Exchange on the business day immediately preceding the Closing Date, unless the parties agree to determine such values as of another date (the "Valuation Date").

5. The closing of the transaction contemplated in this Agreement (the "Closing") shall be held at the offices of First Commerce Investors, 610 NBC Center, 1248 "O" Street, Lincoln, Nebraska 68508 (or at such other place as the parties hereto may agree) at 9:00 a.m. Central Standard Time on May 24, 1999, or on such earlier or later date as the parties hereto may mutually agree. The date on which the Closing is to be held as provided in this Agreement shall be known as the "Closing Date".

     In the event that on the proposed Valuation Date or Closing Date (a)the New York Stock Exchange is closed for other than customary week-end and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for either the Acquiring Funds or the Acquired Funds to fairly determine the value of their respective assets, the Closing shall be postponed until the first business day after the day on which trading shall have been fully resumed.

6. As soon as practicable after the Closing Date, Lancaster shall (a) distribute on a pro rata basis to each shareholder of record of the Acquired Funds at the close of business on the Valuation Date the shares of the appropriate Acquiring Fund received by Lancaster at the Closing in exchange for each such shareholder's shares of an Acquired Fund; (b) cancel all shares of each Acquired Fund; and (c) liquidate and dissolve the Acquired Funds in accordance with applicable law and its Articles of Incorporation.

     For purposes of the distribution of shares of the Acquiring Funds to shareholders of the Acquired Funds, Great Plains shall credit on the books of each Acquiring Fund an appropriate number of shares of such Acquiring Fund to the account of each shareholder of the corresponding Acquired Fund. No certificates will be issued for shares of the Acquiring Funds.

7. On the Closing Date, the chief financial officer of Lancaster shall certify as true and correct and deliver to Great Plains a statement of assets and liabilities for each Acquired Fund, showing separately (a) each asset of that Acquired Fund and the date of purchase, the federal income tax basis (on an identified cost basis) and the value on the Valuation Date for each such asset, (b) stated each liability of that Acquired Fund, including the dollar amount of the liability, the party to whom the liability is owed and the nature of the liability, (c) the number of shares of such Acquired Fund outstanding at the close of business on the Valuation Date and (d) the net asset value per share of such Acquired Fund as of that time. Each such statement of assets and liabilities shall be certified by the chief financial officer as true and correct and shall be delivered to Great Plains. For purposes of this Agreement, the "Stated Liabilities" of each Acquired Fund shall be only those liabilities specifically listed on such statement of assets and liabilities, and the Acquiring Fund shall assume only those Stated Liabilities of an Acquired Fund whose assets it acquires and, as to any Stated Liability, only in the maximum amount shown on such statements as the amount of such liability. Neither Great Plains nor any Acquiring Fund shall assume or have any liability for any actual or contingent liability or obligation of any Acquired Fund except as and to the extent set forth in the preceding sentence.

8. All portfolio securities of each Acquired Fund shall be delivered by Lancaster's custodian on the Closing Date to Great Plains or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the 1940 Act, transferred to an account in the name of Great Plains or its custodian with said depository. Such delivery shall be "free" delivery. All cash of any Acquired Fund to be delivered pursuant to this Agreement shall be wire transferred from Lancaster's account at its custodian to Great Plains' custodian, to the specific account of the Acquiring Fund issuing shares to that Acquired Fund pursuant to this Agreement. If on the Closing Date Lancaster is unable to make good delivery pursuant to this Section 8 to Great Plains' custodian of any of Lancaster's portfolio securities because such securities have not yet been delivered to Lancaster's custodian by its broker or by the transfer agent for such securities, then the delivery requirement of this Section 8 with respect to such securities shall be waived, and Lancaster shall deliver to Great Plains' custodian on or by said Closing Date, with respect to said undelivered securities, executed copies of an agreement of assignment in a form satisfactory to Great Plains, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers' confirmations, as may be reasonably required by Great Plains.

9. The obligations of Great Plains under this Agreement shall be subject to receipt by Great Plains on or prior to the Closing Date of:

     (1) Copies of the resolutions adopted by the Board of Directors of Lancaster and the shareholders of each Acquired Fund authorizing the execution and performance of this Agreement by Lancaster and the transactions contemplated hereunder, certified by the Secretary or Assistant Secretary of Lancaster;

     (2) A certificate of the Secretary or Assistant Secretary of Lancaster as to the signatures and incumbency of its officers who executed this Agreement on behalf of Lancaster and any other documents delivered in connection with the transactions contemplated thereby on behalf of Lancaster;

     (3) A certificate of an appropriate officer of Lancaster as to the fulfillment of all agreements and conditions on its part to be fulfilled hereunder at or prior to the Closing Date and to the effect that the representations and warranties of Lancaster are true and correct in all material respects at and as of the Closing Date as if made at and as of such date;

     (4) Such other documents as Great Plains may reasonably request to show fulfillment of the purposes and conditions of this Agreement; and

     (5) An opinion of Cline, Williams, Wright, Johnson & Oldfather in form reasonably satisfactory to Great Plains and dated as of the Closing Date of the Reorganization, substantially to the effect that (i) Lancaster is a Minnesota corporation duly established and validly existing under the laws of the State of Minnesota; (ii) the shares of the Acquired Funds presently outstanding are duly authorized and are validly issued, fully paid and non-assessable; (iii) this Agreement has been duly authorized, executed and delivered by Lancaster, and
          represents  a  legal,  valid  and  binding  contract   enforceable  in
          accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting creditors' rights generally and to the application of general principles of equity; and
          (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Charter or Bylaws of Lancaster or any material contract known to such counsel to which Lancaster is a party or by which it is bound.

10. The obligations of Lancaster under this Agreement shall be subject to receipt by Lancaster on or prior to the Closing Date of:

     (1) Copies of the resolutions adopted by the Board of Directors of Great Plains authorizing the execution and performance of this Agreement and the transactions contemplated hereunder, certified by the Secretary or Assistant Secretary of Great Plains;

     (2) A certificate of the Secretary or Assistant Secretary of Great Plains as to the signatures and incumbency of its officers who executed this Agreement on behalf of Great Plains and any other documents delivered in connection with the transactions contemplated thereby on behalf of Great Plains;

     (3) A certificate of an appropriate officer of Great Plains as to the fulfillment of all agreements and conditions on its part to be fulfilled hereunder at or prior to the Closing Date and to the effect that the representations and warranties of Great Plains are true and correct in all material respects at and as of the Closing Date as if made at and as of such date;

     (4) Such other documents as Lancaster may reasonably request to show fulfillment of the purposes and conditions of this Agreement;

     (5) An opinion of Bell, Boyd & Lloyd in form reasonably satisfactory to Lancaster and dated as of the Closing Date of the Reorganization, substantially to the effect that (i) Great Plains is a business trust duly established and validly existing under the laws of the State of Massachusetts; (ii)the shares of the Acquiring Funds to be delivered to Lancaster as provided for by this Agreement are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by Great Plains; (iii) this Agreement has been duly authorized, executed and delivered by Great Plains, and represents a legal, valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting creditors' rights generally and to the application of general principles of equity; (iv) the execution and delivery of this
          Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or By-Laws of Great Plains or any material contract known to such counsel to which Great Plains is a party or by which it is bound and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Great Plains of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required by state securities laws or such as may be required subsequent to the Closing of the Reorganization.

     (6) An opinion of Cline, Williams, Wright, Johnson & Oldfather addressed to Great Plains and Lancaster in form reasonably satisfactory to them, and dated as of the Closing Date of the Reorganization, substantially to the effect that, for federal income tax purposes (i) the transfer by each Acquired Fund of all of its assets to the corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund, and the distribution of such shares to the shareholders of the Acquired Fund, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code;
          (ii) no income, gain or loss will be recognized by the Acquired Funds as a result of such transactions; (iii) no income, gain or loss will be recognized by the Acquiring Funds as a result of such transactions;
          (iv) no income, gain or loss will be recognized by the shareholders of the Acquired Funds on the distribution to them by the Acquired Funds of shares of the corresponding Acquiring Funds in exchange for their shares of the Acquired Funds (but shareholders of an Acquired Fund subject to taxation will recognize income upon receipt of any net investment income or net capital gains of such Acquired Fund which are distributed by such Acquired Fund prior to the Closing Date of the Reorganization); (v) the tax basis of the Acquiring Fund shares received by each shareholder of an Acquired Fund will be the same as the tax basis of the shareholder's Acquired Fund shares exchanged therefor; (vi) the tax basis of the Acquired Fund assets received by each Acquiring Fund will be the same as the basis of such Fund's assets in the hands of the corresponding Acquired Fund immediately prior to the transactions; (vii) a shareholder's holding period for Acquiring Fund shares will be determined by including the period for which the shareholder held the shares of the Acquired Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset at the Closing of the Reorganization;
          (viii) the holding period of each Acquiring Fund with respect to the Acquired Fund assets will include the period for which such assets were held by the corresponding Acquired Fund provided that the Acquired Fund held such assets as capital assets; and (ix) each Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the corresponding Acquired Fund as of the Closing of the Reorganization.

11.  The obligations of the parties under this Agreement shall be subject to:

     (1) Any required approval, at a meeting duly called for the purpose, of the holders of the outstanding shares of each Acquired Fund, of this Agreement and the transactions contemplated hereunder.

     (2) The right of either Lancaster or Great Plains to abandon and terminate this Agreement prior to the Closing Date, upon 48 hours written notice delivered in person or by facsimile, if it believes that the consummation of the transactions contemplated hereunder would not be in the best interests of its shareholders.

12. Neither Great Plains nor Lancaster will be responsible for payment of any expenses of the other, including out-of-pocket fees and expenses incurred in connection with the transactions contemplated under this Agreement, accountants' fees, legal fees, registration fees, filing fees, printing expenses, transfer taxes (if any) and the fees of banks, custodians and transfer agents.

13. This Agreement may be amended by an instrument executed by the duly authorized officers of Lancaster and Great Plains at any time, except that after approval by the shareholders of the Acquired Funds, no amendment may be made with respect to the Agreement which, in the opinion of the Board of Directors of Lancaster, materially adversely affects the interests of the shareholders of Lancaster. At any time Lancaster or Great Plains may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it by the other contained herein and
     (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein.

14. In addition to the right to terminate this Agreement described in paragraph 11, this Agreement may be terminated and the plan described in the Agreement abandoned at any time prior to the Closing Date, whether before or after action thereon by the shareholders of the Acquired Funds and notwithstanding favorable action by such shareholders, by mutual consent of the Board of Directors of Lancaster and the Board of Trustees of Great Plains. This Agreement may also be terminated by action of the Board of Directors of Lancaster or the Board of Trustees of Great Plains prior to the Closing Date, if:

     (1) The Closing described in this Agreement shall not have taken place by June 30, 1999 or such other date agreed to in writing by the parties (hereinafter called the "Final Date"); or

     (2) Either Lancaster or Great Plains shall, at the Final Date, have failed to comply with any of its agreements contained herein; or

     (3) Prior to the Final Date any one or more of the conditions to the obligations of Great Plains or Lancaster contained in this Agreement shall not be fulfilled to the reasonable satisfaction of Great Plains and its counsel or Lancaster and its counsel, as the case may be, or it shall become evident to Great Plains or Lancaster that any of such conditions are incapable of being fulfilled.

15. This Agreement shall bind and inure to the benefit of the parties hereto and is not intended to confer upon any other person any rights or remedies hereunder.

16. The parties hereto represent and warrant that they have not employed any broker, finder or intermediary in connection with this transaction who might be entitled to a finder's fee or other similar fee or commission.

17. This Agreement constitutes the entire and exclusive agreement of the Parties concerning the Reorganization and supersedes all previous communications, representations or agreements, either oral or written, between them.

18. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska.

19. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts has been signed by all parties hereto.

20. Lancaster shall indemnify, defend and hold harmless Great Plains, its officers, directors, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending claims or liabilities, whether or not resulting in any liability to Great Plains, its officers, directors, employees or agents, arising out of or based on (i) any breach by Lancaster of any of its representations, warranties, covenants or agreements set forth in this Agreement, or (ii) any untrue statement or alleged untrue statement of a material fact provided by Lancaster and contained in any proxy statement for Lancaster, as filed with the Commission or any amendment or supplement thereto, or any notification prepared by or on behalf of Lancaster and filed with any state regulatory agency, or in any information provided by Lancaster included in any proxy statement or registration statement filed by Great Plains with the Securities and Exchange Commission or any amendment or supplement thereto; or which shall arise out of or be based upon any omission or alleged omission to state therein a material fact required to be stated in any such proxy statement, registration statement or application necessary to make the statements therein not misleading. This indemnity provision shall survive the termination of this Agreement.

21. Great Plains shall indemnify, defend and hold harmless Lancaster, its officers, trustees, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending claims or liabilities, whether or not resulting in any liability to Lancaster, its officers, trustees, employees or agents, arising out of or based on (i) any breach by Great Plains of any of its representations, warranties, covenants or agreements set forth in this Agreement, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any registration statement on Form N-1A or Form N-14 for Great Plains, as filed with the Securities and Exchange Commission or any amendment or supplement thereto, or any notification prepared by or on behalf of Great Plains and submitted to any state regulatory agency regarding the sale of shares of Great Plains under the securities laws thereof; or which shall arise out of or be based upon any omission or alleged omission to state therein a material fact required to be stated in any such registration statement or application necessary to make the statements therein not misleading; provided, however, Great Plains shall not be required to indemnify Lancaster, its officers, directors, employees and agents against any loss, claim, demand, liability or expense arising out of any information provided by Lancaster included in any registration statement filed by Great Plains with the Securities and Exchange Commission or any amendment or supplement thereto. This indemnity provision shall survive the termination of this Agreement.

22. The execution of this Agreement has been authorized by the Board of Directors of Lancaster and by the Board of Trustees of Great Plains.

The Declaration of Trust of Great Plains Funds, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides (i) that the name Great Plains Funds refers to the trustees under the Declaration of Trust collectively as trustees and not as individuals or personally, (ii) that no shareholder shall be subject to any personal liability whatsoever to any person in connection with trust property or the acts, obligations or affairs of the trust, and (iii) that no trustee, officer, employee or agent of the trust shall be subject to any personal liability whatsoever to any person, other than to the trust or its shareholders, in connection with trust property or the affairs of the trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such person; and all such persons shall look solely to the trust property for satisfaction of claims of any nature arising in connection with the affairs of the trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and attested by their officers thereunto duly authorized, as of the date first written above.

                                               SMITH HAYES TRUST, INC.
Attest


By:_________________________                  By:_________________________
Title:  Secretary                              Title:  President



                                               GREAT PLAINS FUNDS
Attest

By:_________________________                  By:_________________________
Title:  Vice President                         Title:  Vice President

TABLE OF CONTENTS


SYNOPSIS.....................................................................

RISK FACTORS.................................................................

PROPOSAL: AGREEMENT AND PLAN OF REORGANIZATION...............................

GREAT PLAINS FUNDS...........................................................

LANCASTER FUNDS..............................................................

INFORMATION ABOUT VOTING MATTERS.............................................

INFORMATION FILED WITH THE SECURITIES
  AND EXCHANGE COMMISSION....................................................

OTHER BUSINESS...............................................................

LEGAL MATTERS................................................................

SHAREHOLDER INQUIRIES........................................................

EXHIBIT A - AGREEMENT AND PLAN OF REORGANIZATION.............................


                    ----------------------------------------


        You should rely only on the information contained in this document or information to which we have referred you. We have not authorized anyone to give you information that is different.

                               GREAT PLAINS FUNDS

                       Statement of Additional Information

                               General Information

        This Statement of Additional Information contains or incorporates information which may be of interest to investors but which is not included in the combined Proxy Statement/Prospectus (the "Prospectus") dated May ___, 1999, relating to the reorganization involving certain Lancaster Funds (the "Lancaster Funds"), series of the SMITH HAYES Trust, Inc. and certain series of Great Plains Funds (the "GP Funds"). The Statement of Additional Information for the Lancaster Funds dated September 29, 1998 and the Statement of Additional Information for the GP Funds dated October 31, 1998 have been filed with the Securities and Exchange Commission and are deemed to be legally a part of this document. This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus. A copy of the May ___, 1999 Proxy Statement/Prospectus may be obtained, without charge, by writing Lancaster Funds, 200 Centre Terrace, 1225 "L" Street, Lincoln, Nebraska 68508 or by calling 1-800-279-7437.

The date of this Statement of Additional Information is May ___, 1999.


Table of Contents

General Information........................................................1

                           PART C -- OTHER INFORMATION


                                Item 16. Exhibits


12. Opinion of Cline, Williams, Wright, Johnson & Oldfather Dated May 21, 1999

                                   SIGNATURES


        As required by the Securities Act of 1933, this amendment to the registration statement has been signed on behalf of the Registrant, in the City of Pittsburgh, and State of Pennsylvania, on the 25 day of May, 1999.


                                         GREAT PLAINS FUNDS



                                     By:/s/ Gail Cagney
                                        ----------------------------
                                        Gail Cagney, Attorney In Fact for
                                        Edward C. Gonzales, President
                                        May 25, 1999



        As required by the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated:


 SIGNATURE                             TITLE                           DATE
--------------                     ------------                       ------
 By:/s/Gail Cagney            Attorney In Fact For
Gail Cagney                   the Persons Listed Below             May 25, 1999


Edward C. Gonzales*                President

Beth Broderick*                    Treasurer
                                (Principal Financial
                               and Accounting Officer)

Hugh Hansen*                        Trustee

George E. Howard*                   Trustee

Dr. Martin J. Massengale*           Trustee

Keith C. Mitchell*                  Trustee





                                 ---------------
                              *By Power of Attorney